Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
Group Flexible Premium Variable Deferred Annuity Contract
of
Empower Annuity Insurance Company of America
_____________________________
Supplement dated August 15, 2023 to the Prospectus dated May 1, 2023
This Supplement amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Eligible Funds Available Under the Group Contract
Effective immediately, the Current Expenses for the below-listed funds shown in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 remains unchanged.
TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/SUBADVIER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
Seeks current income; capital appreciation is a secondary objective	American Century Equity Income Fund - Investor Class Adviser: American Century Investment Management Inc. Subadviser: N/A	1.19%	-14.30%	-0.22%	0.86%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Fund - Class A Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	1.19%	-3.14%	6.29%	9.52%

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-1-FF